UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 21, 2025

IVEDA SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-41345	20-2222203
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1744 S. Val Vista, Suite 213 Mesa, Arizona	85204
(Address of Principal Executive Offices)	(Zip Code)

(480) 307-8700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	IVDA	The Nasdaq Stock Market, LLC
Common Stock Purchase Warrants	IVDAW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On February 21, 2025, Iveda Solutions, Inc. (the “Company”) dismissed Kreit & Chiu CPA LLP (“Kreit”) as the Company’s independent registered public accounting firm, effective immediately,

During the Company’s 2024 interim periods reviewed by Kreit through the date of this Current Report, the Company is of the opinion that: there were no (a) disagreements with Kreit on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to Kreit’s satisfaction, would have caused Kreit to make reference to the subject matter thereof in connection with its report for such period; or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Kreit with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that Kreit furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of Kreit’s letter, dated February 24, 2014, is attached hereto as Exhibit 16.1.

(b) Appointment of New Independent Registered Public Accounting Firm

On February 21, 2025, after review and recommendation of the Committee, we appointed Weinberg & Company, P.A., Certified Public Accountants (“Weinberg”) as the Company’s new independent registered public accounting firm for and with respect to the year ending December 31, 2024 and 2023.

During the Company’s two most recently completed fiscal years and through the date of the Company’s appointment of Weinberg, the Company did not consult with Weinberg regarding: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written or oral advice was provided by Weinberg that was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues, or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit.

Exhibit 16.1	Letter from Kreit & Chiu CPA LLP to the Securities and Exchange Commission dated February 25, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVEDA SOLUTIONS, INC.

Date: February 25, 2025	By:	/s/ Robert J. Brilon
	Name:	Robert J. Brilon
	Title:	Chief Financial Officer